Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Golden Star Resource Corp. (the “Company”) on Form 10-K for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Steven Bergstrom, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 28th day of September, 2020.
/s/ STEVEN BERGSTROM
Steven Bergstrom
Chief Executive Officer